UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

525 Market Street, 36th Floor

San Francisco, California 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 543-3470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 1, 2016, Medivation, Inc. (the “Company”) issued a press release announcing that the Company’s board of directors (the “Board”) established a record date to determine which of the Company’s stockholders are eligible to participate in the proposed solicitation of written consents by Sanofi. A copy of the press release is attached hereto as Exhibit 99.1.

On June 1, 2016, the Company sent a letter to its employees addressing the establishment of the aforementioned record date by the Board. A copy of the letter is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of Medivation, Inc. dated June 1, 2016.

99.2	Letter to Medivation employees sent on June 1, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: June 1, 2016	By:	/s/ Andrew Powell
Andrew Powell
General Counsel

EXHIBIT INDEX

99.1	Press release of Medivation, Inc. dated June 1, 2016.

99.2	Letter to Medivation employees sent on June 1, 2016.